Exhibit 99.2
Q2’24 Earnings Report August 8, 2024 | Nasdaq: COLL

2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements related to our full-year 2024 financial guidance, including projected product revenue, adjusted operating expenses and adjusted EBITDA, current and future market opportunities for our products and our assumptions related thereto, expectations (financial or otherwise) and intentions, and other statements that are not historical facts. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from the company's current expectations, including risks relating to, among others: unknown liabilities; risks related to future opportunities and plans for our products, including uncertainty of the expected financial performance of such products; our ability to commercialize and grow sales of our products; the announcement and pendency of our acquisition of Ironshore Therapeutics, Inc. ("Ironshore"); our ability to complete our announced acquisition of Ironshore, successfully integrate Ironshore's operations into our organization following closing, and realize the anticipated benefits associated with the acquisition; our ability to manage our relationships with licensors; the success of competing products that are or become available; our ability to maintain regulatory approval of our products, and any related restrictions, limitations, and/or warnings in the label of our products; the size of the markets for our products, and our ability to service those markets; our ability to obtain reimbursement and third-party payor contracts for our products; the rate and degree of market acceptance of our products; the costs of commercialization activities, including marketing, sales and distribution; changing market conditions for our products; the outcome of any patent infringement or other litigation that may be brought by or against us; the outcome of any governmental investigation related to our business; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory; our ability to obtain funding for our operations and business development; regulatory developments in the U.S.; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including U.S. Drug Enforcement Agency, or DEA, compliance; our customer concentration; and the accuracy of our estimates regarding expenses, revenue, capital requirements and need for additional financing. These and other risks are described under the heading "Risk Factors" in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. Non-GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we have included information about certain non-GAAP financial measures. We believe the presentation of these non-GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliations, provide analysts, investors, lenders, and other third parties with insights into how we evaluate normal operational activities, including our ability to generate cash from operations, on a comparable year-over-year basis and manage our budgeting and forecasting. In addition, certain non-GAAP financial measures, primarily Adjusted EBITDA, are used to measure performance when determining components of annual compensation for substantially all non-sales force employees, including senior management. In this presentation, we discuss the following financial measures that are not calculated in accordance with GAAP, to supplement our consolidated financial statements presented on a GAAP basis. Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that represents GAAP net income or loss adjusted to exclude interest expense, interest income, the benefit from or provision for income taxes, depreciation, amortization, stock-based compensation, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. There are several limitations related to the use of adjusted EBITDA rather than net income or loss, which is the nearest GAAP equivalent, such as: • adjusted EBITDA excludes depreciation and amortization, and, although these are non-cash expenses, the assets being depreciated or amortized may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA; • adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs; • adjusted EBITDA does not reflect the benefit from or provision for income taxes or the cash requirements to pay taxes; • adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments; • we exclude stock-based compensation expense from adjusted EBITDA although: (i) it has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy; and (ii) if we did not pay out a portion of our compensation in the form of stock-based compensation, the cash salary expense included in operating expenses would be higher, which would affect our cash position; • we exclude impairment expenses from adjusted EBITDA and, although these are non-cash expenses, the asset(s) being impaired may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA; • we exclude restructuring expenses from adjusted EBITDA. Restructuring expenses primarily include employee severance and contract termination costs that are not related to acquisitions. The amount and/or frequency of these restructuring expenses are not part of our underlying business; • we exclude litigation settlements from adjusted EBITDA, as well as any applicable income items or credit adjustments due to subsequent changes in estimates. This does not include our legal fees to defend claims, which are expensed as incurred; • we exclude acquisition related expenses as the amount and/or frequency of these expenses are not part of our underlying business. Acquisition related expenses include transaction costs, which primarily consisted of financial advisory, banking, legal, and regulatory fees, and other consulting fees, incurred to complete the acquisition, employee-related expenses (severance cost and benefits) for terminated employees after the acquisition, and miscellaneous other acquisition related expenses incurred; • we exclude recognition of the step-up basis in inventory from acquisitions (i.e., the adjustment to record inventory from historic cost to fair value at acquisition) as the adjustment does not reflect the ongoing expense associated with sale of our products as part of our underlying business; • we exclude losses on extinguishments of debt as these expenses are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis; and • we exclude other expenses, from time to time, that are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis. Adjusted Operating Expenses Adjusted operating expenses is a non-GAAP financial measure that represents GAAP operating expenses adjusted to exclude stock-based compensation expense, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted Net Income and Adjusted Earnings Per Share Adjusted net income is a non-GAAP financial measure that represents GAAP net income or loss adjusted to exclude significant income and expense items that are non-cash or not indicative of ongoing operations, including consideration of the tax effect of the adjustments. Adjusted earnings per share is a non-GAAP financial measure that represents adjusted net income per share. Adjusted weighted-average shares - diluted is calculated in accordance with the treasury stock, if-converted, or contingently issuable accounting methods, depending on the nature of the security. Reconciliations of adjusted EBITDA, adjusted operating expenses, adjusted net income, and adjusted earnings per share to the most directly comparable GAAP financial measures are included in this presentation. The Company has not provided a reconciliation of its full-year 2024 guidance for adjusted EBITDA or adjusted operating expenses to the most directly comparable forward-looking GAAP measures, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K, because the Company is unable to predict, without unreasonable efforts, the timing and amount of items that would be included in such a reconciliation, including, but not limited to, stock-based compensation expense, acquisition related expense and litigation settlements. These items are uncertain and depend on various factors that are outside of the Company’s control or cannot be reasonably predicted. While the Company is unable to address the probable significance of these items, they could have a material impact on GAAP net income and operating expenses for the guidance period. A reconciliation of adjusted EBITDA or adjusted operating expenses would imply a degree of precision and certainty as to these future items that does not exist and could be confusing to investors.

Business Update Michael Heffernan, Chairman, Interim President & Chief Executive Officer

Healthier people. Stronger communities. Mission Driven Building a leading, diversified specialty pharmaceutical company committed to improving the lives of people living with serious medical conditions. Doing Good As We Do Well Partnering with organizations driving equitable access to STEM education in underserved communities to support the next generation of scientists. Committed To Environmental, Social And Governance (ESG) Initiatives Operating with integrity, accountability and responsibility and investing in the long-term sustainability of our business and the health of our broader communities. 4 Read our ESG report at collegiumpharma.com.

Highly Accretive Commercial-Stage Acquisition With Strong Growth Potential Building a Leading, Diversified Specialty Pharmaceutical Company Maximize Pain Portfolio 5 • Conduct disciplined business development focused on commercial-stage, durable assets • Pay down debt • Opportunistically return capital to shareholders Capital Deployment Priorities Strong Q2’24 Pain Portfolio Net Revenue Growth $136M $145M Q2'23 Q2'24 +7% DELIVER ON FINANCIAL COMMITMENTS STRATEGICALLY DEPLOY CAPITAL

Business and Financial Highlights Colleen Tupper, Executive Vice President & Chief Financial Officer

Recent Business Highlights 7 1. This financial data was provided by Collegium in its Form 8-K and/or its Form 10-Q filed with the SEC on August 8, 2024. 2. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. 3. IQVIA NPA through June 2024. Delivered strong Q2’24 financial performance1 • Product revenues, net: $145.3M, up 7% YoY • Adjusted operating expenses: $30.3M, down (3)% YoY2 • Adjusted EBITDA: $96.0M, up 12% YoY2 Generated momentum in our pain portfolio • Grew Q2’24 Belbuca® prescriptions 2.1% YoY and 1.4% QoQ3 ; generated record Belbuca revenue of $52.2M, up 21% YoY • Achieved Xtampza® ER revenue of $44.6 million, up 8% year-over-year and GtN of 56.2% in Q2’24 • Bolstered value of Nucynta Franchise in 2025 and beyond through authorized generic agreement with Hikma Pharmaceuticals and 6-month pediatric exclusivity extension Strategically deployed capital • Announced definitive agreement to acquire Ironshore Therapeutics which will establish Collegium’s presence in neurology (ADHD), diversify portfolio, and add leading growth driver; transaction expected to be immediately accretive to adjusted EBITDA • Redeemed remaining $26.4M aggregate principal amount of convertible senior notes due 2026 • Returned $35.0M to shareholders by repurchasing 1.06 million shares at an average price of $32.94 through ASR program1

8 Q2’24 Financial Highlights1 1. This financial data was provided by Collegium in its Form 8-K and/or its Form 10-Q filed with the SEC on August 8, 2024. 2. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. $135.5M $145.3M Q2'23 Q2'24 Product Revenues, Net $31.1M $30.3M Q2'23 Q2'24 Adjusted Operating Expenses2 $85.8M $96.0M Q2'23 Q2'24 Adjusted EBITDA2 +7% (3)% +12%

Ironshore Acquisition Transaction Details Consideration • Collegium to acquire all outstanding shares of Ironshore for $525M in cash • Potential $25M in additional consideration if Jornay PM net revenue exceeds a defined threshold in 2025 Financing • Funded by existing Collegium cash on hand and $646M five-year term loan from Pharmakon with annual interest rate of SOFR+450bps after September 30, 2024 (SOFR+750bps prior to September 30, 2024) and amortized over five years; new term loan replaced the existing Collegium term loan from Pharmakon • Favorable terms that reduce interest rate on existing debt by 300 basis points, longer term, lower amortization and increased prepayment flexibility Pro Forma Leverage • Expect net leverage to be less than 2x at year-end based on estimated 2024 pro forma combined adjusted EBITDA Expected Accretion • Expect transaction to be immediately accretive to adjusted EBITDA at closing and highly accretive to 2025 adjusted EBITDA Timing • Closing expected in the third quarter of 2024, subject to customary closing conditions 9

Reaffirming 2024 Financial Guidance for Current Business[1]

Product Revenues, Net	Adjusted Operating Expenses[3] *(Excluding Stock-Based Compensation)*	Adjusted EBITDA[3] *(Excluding Stock-Based Compensation)*
$580–595M	**$120–125M**	**$380–395M**
*Up **3.7%** YoY*[2]	*Down **(0.9)%** YoY*[2]	*Up **5.6%** YoY*[2]

1. This financial data was provided by Collegium in its press release filed with the SEC on August 8, 2024 and excludes the pending acquisition of Ironshore Therapeutics.
2. This financial data is calculated based on data provided by Collegium in its press release filed with the SEC on February 22, 2024, and represents the percent change of the mid-point of 2024 financial guidance ranges compared to 2023 results.
3. Represents a non-GAAP financial measure. Refer to "Non-GAAP Financial Measures" on slide 2.

Collegium. PHARMACEUTICAL
10

1. Details regarding the Pharmakon term-loan debt amortization schedule were provided by Collegium on Form 8-K filed with the SEC on July 29, 2024. 2. Adjusted EBITDA is a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. 2024 net debt/adjusted EBITDA is calculated based on Collegium’s forecast of net debt at year-end 2024, compared to the mid-point of the 2024 guidance ranges provided by Collegium in its press release and/or 10-Q filed with the SEC on August 8, 2024. This financial data assumes no additional debt is incurred. 3. This financial data is calculated from data provided by Collegium in its Form 10-Q filed with the SEC on August 8, 2024 and Annual Report on Form 10-K filed with the SEC on February 22, 2024. Disciplined Capital Deployment 11 Pay Down Debt • New 5-year $646M Pharmakon term loan at reduced cost of capital; interest rate lowered by 300 bps, longer term, lower amortization, and increased prepayment flexibility1 • At year end, expect net leverage to be <2.0x based on estimated 2024 pro forma combined adjusted EBITDA2 • Redeemed remaining $26.4M principal amount of 2.625% convertible senior notes due 2026; positively impacts full-year diluted EPS, and potentially reduces technical short positions Leverage Share Repurchase Program • To date, returned $172M to shareholders by repurchasing 7.39 million shares at average price of $23.283 • $115M remaining under share repurchase program authorized by Board through Q2’25 Execute on Business Development • Strong track record of successful business development which added Nucynta Franchise and Belbuca to become leader in responsible pain management • Proposed acquisition of Ironshore will establish commercial presence in neurology (ADHD), diversify portfolio, and add lead growth driver with Jornay PM

Commercial Update Scott Dreyer, Executive Vice President & Chief Commercial Officer

13 Q2’24 Commercial Update 10,500 Unique prescribers3 16,600 Unique prescribers3 10,500 Unique prescribers3 Collegium Portfolio has Over 50% Branded ER Market Share and Large Prescriber Bases1,2 1. IQVIA NPA through June 2024. 2. Quarter-ending product share (Belbuca, Xtampza ER, and Nucynta® ER). 3. IQVIA Xponent through June 2024; approximate quarterly prescriber counts.

Well Positioned to Grow Belbuca Prescriptions and Revenue in 2024

Increasing momentum for Belbuca in Q2'24

GROWING BELBUCA PRESCRIPTIONS

+2.1% YoY growth in Belbuca prescriptions in Q2'24[1]

+1.4% QoQ growth in Belbuca prescriptions in Q2'24[1]

STRONG BRAND FUNDAMENTALS

#1 highest rated branded ER opioid in terms of product differentiation and favorability[2]

74% of surveyed target HCPs plan to increase prescribing[2]

COMMERCIAL PRIORITIES

Reinforce clinical differentiation

Pull through strong commercial access position

Expand Medicare Part D coverage

1. IQVIA NPA through June 2024.
2. ATU (Awareness, Trial, & Usage) Market Research Study, fielded Q4 2022.

Collegium PHARMACEUTICAL

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Xtampza ER Poised to Grow Revenue in 2024

SUCCESSFULLY MANAGING GTN

56.2%

GtN in Q2'24

Xtampza ER GtN expected to be 55%–57% in 2024

STRONG BRAND FUNDAMENTALS & MARKET ACCESS POSITION

#1 highest rated ER oxycodone in terms of product differentiation and favorability[1]

48% of surveyed target HCPs plan to increase prescribing, while 60% plan to decrease prescribing of OxyContin[1]

Strong market access coverage across all payor types, commercial and Medicare Part D

COMMERCIAL PRIORITIES

Reinforce clinical differentiation

Pull through strong commercial and Medicare Part D access positions

Expand coverage while managing GtN below 65%

1. ATU (Awareness, Trial, & Usage) Market Research Study, fielded Q4 2022.

Collegium PHARMACEUTICAL 15

Jornay PM Poised for Rapid Growth in the ADHD Market

LARGE AND EXPANDING ADHD MARKET

+5%

CAGR in total ADHD prescriptions from 2019-2023

STRONG PRESCRIBER BASE & MARKET ACCESS

~15K

Prescribers per month

~80%

Coverage across commercial and Medicaid

SIGNIFICANT GROWTH IN JORNAY PM PRESCRIPTIONS


+58%
490K
310K
2022
2023

+32%

Year-over-year growth in H1'24

COMMERCIAL OPPORTUNITY

- **Establishes presence** in new therapeutic area with unmet need
- **Leverage proven commercial execution capabilities** to drive growth
- Jornay PM has potential to become **leading growth driver** in portfolio

Collegium PHARMACEUTICAL

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Closing Remarks Michael Heffernan, Chairman, Interim President & Chief Executive Officer

18 Creating Long-Term Value Through Operational Execution DELIVER ON Financial commitments of top- and bottom-line growth: • Integrate and maximize the full potential of Jornay PM • Achieve record revenue, adjusted EBITDA and net income • Generate record free cash flow STRATEGICALLY Deploy capital in a disciplined manner: • Execute on business development through integration of Ironshore • Pay down debt • Opportunistically return capital to shareholders through share repurchases Creating value for shareholders by: ✓ Growing revenue ✓ Increasing profitability ✓ Generating strong cash flows ✓ Strategically deploying capital

Q&A

Non-GAAP Reconciliations

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA (in thousands) (unaudited) 21 GAAP net income (loss) $ 19,606 $ 13,007 $ 47,319 $ (4,419) Adjustments: Interest expense 15,587 21,863 32,926 43,290 Interest income (4,397) (4,027) (8,884) (6,774) Loss on extinguishment of debt 7,184 — 7,184 23,504 Provision for income taxes 9,491 4,790 18,400 4,659 Depreciation 952 895 1,869 1,712 Amortization 34,515 37,463 69,032 74,929 Stock-based compensation 10,012 7,072 17,487 13,107 Litigation settlements — — — 8,500 Recognition of step-up basis in inventory — 4,748 — 14,918 CEO transition expense 3,051 — 3,051 — Total adjustments $ 76,395 $ 72,804 $ 141,065 $ 177,845 Adjusted EBITDA $ 96,001 $ 85,811 $ 188,384 $ 173,426 2024 Three Months Ended June 30, 2023 Six Months Ended June 30, 2024 2023

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Operating Expenses to Adjusted Operating Expenses (in thousands) (unaudited) 22 GAAP operating expenses $ 43,335 $ 38,193 $ 85,317 $ 90,968 Adjustments: Stock-based compensation 10,012 7,072 17,487 13,107 Litigation settlements — — — 8,500 CEO transition expense 3,051 — 3,051 — Total adjustments $ 13,063 $ 7,072 $ 20,538 $ 21,607 Adjusted operating expenses $ 30,272 $ 31,121 $ 64,779 $ 69,361 2024 2023 Three Months Ended June 30, Six Months Ended June 30, 2024 2023

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income and Adjusted Earnings Per Share (in thousands, except share and per share amounts) (unaudited) (1) The income tax effect of the adjustments was calculated by applying our blended federal and state statutory rate to the items that have a tax effect. The blended federal and state statutory rate for the three months ended June 30, 2024 and 2023 were 25.9% and 24%, respectively; and the blended federal and state statutory rate for the six months ended June 30, 2024 and 2023 were 26.2% and 25.6%, respectively. As such, the non-GAAP effective tax rates for the three months ended June 30, 2024 and 2023 were 21.3% and 23.5%, respectively; and the non-GAAP effective tax rates for the six months ended June 30, 2024 and 2023 were 24.6% and 22.2%, respectively. (2) Adjusted weighted-average shares - diluted were calculated using the “if-converted” method for our convertible notes in accordance with ASC 260, Earnings per Share. As such, adjusted weighted-average shares – diluted includes shares related to the assumed conversion of our convertible notes and the associated cash interest expense added-back to non-GAAP adjusted net income. For the three months ended June 30, 2024 and 2023, adjusted weighted-average shares – diluted includes 6,606,305 and 7,509,104 shares, respectively, attributable to our convertible notes. For the six months ended June 30, 2024 and 2023, adjusted weighted-average shares – diluted includes 6,606,305 and 6,041,036 shares, respectively, attributable to our convertible notes. In addition, adjusted earnings per share includes other potentially dilutive securities to the extent that they are not antidilutive. 23 GAAP net income (loss) $ 19,606 $ 13,007 $ 47,319 $ (4,419) Adjustments: Non-cash interest expense 1,604 2,261 3,384 4,548 Loss on extinguishment of debt 7,184 — 7,184 23,504 Amortization 34,515 37,463 69,032 74,929 Stock-based compensation 10,012 7,072 17,487 13,107 Litigation settlements — — — 8,500 Recognition of step-up basis in inventory — 4,748 — 14,918 CEO transition expense 3,051 — 3,051 — Income tax effect of above adjustments (1) (12,008) (12,100) (24,661) (30,974) Total adjustments $ 44,358 $ 39,444 $ 75,477 $ 108,532 Non-GAAP adjusted net income $ 63,964 $ 52,451 $ 122,796 $ 104,113 Adjusted weighted-average shares — diluted (2) 40,383,695 42,849,952 40,510,943 41,485,868 Adjusted earnings per share (2) $ 1.62 $ 1.26 $ 3.09 $ 2.57 Three Months Ended June 30, 2024 2023 Six Months Ended June 30, 2024 2023